-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ---------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                 ----------



DATE OF REPORT:   MAY 14, 1998

DATE OF EARLIEST EVENT REPORTED:    MAY 14, 1998

                   STIRLING COOKE BROWN HOLDINGS LIMITED

           (Exact name of registrant as specified in its charter)


            BERMUDA                   000-23427             NOT APPLICABLE
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (441) 295-7556





Item 5.   Other Events.
          ------------

     On May 14, 1998, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------


          Exhibit          Description
          -------          -----------

           99.1            Press Release issued May 14, 1998



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


          Dated:  May 14, 1998.


                                          STIRLING COOKE BROWN HOLDINGS LIMITED


                                          By:  /s/ George W. Jones
                                             ----------------------------------
                                             George W. Jones
                                             Chief Financial Officer
                                             and Director



                               EXHIBIT INDEX



               Exhibit        Description
               -------        -----------

               99.1           Press Release issued May 14, 1998